UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 2, 2009

K-V Pharmaceutical Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9601 (Commission File Number)	43-0618919 (IRS Employer Identification No.)

One Corporate Woods Drive
Bridgeton, MO	63044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 645-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
FDA Approval of Work Plan
As previously disclosed, on March 2, 2009, K-V Pharmaceutical Company (the “Company”) entered into a consent decree with the U.S. Food and Drug Administration (the “FDA”) regarding the Company’s drug manufacturing and distribution, which was entered by the U.S. District Court, Eastern District of Missouri, Eastern Division on March 6, 2009. The consent decree provides a series of measures that, when satisfied, will permit the Company to resume the manufacture and distribution of approved drug products marketed by its subsidiaries, ETHEX Corporation and Ther-Rx Corporation. As part of such measures set forth in the consent decree, the Company is required to provide, and has provided, to the FDA a work plan (the “Work Plan”) for approval, which sets forth the steps the Company has taken and will subsequently take to address previously identified deficiencies in the Company’s compliance with current good manufacturing practice (“cGMP”) regulations.
On July 27, 2009, a representative of the Compliance Branch of the FDA’s Kansas City District, acting in conjunction with the Office of Compliance of the FDA’s Center for Drug Evaluation and Research (CDER), notified the Company by electronic mail that the FDA had completed its review of the Work Plan. Subject to the addition of certain changes, to which the Company has agreed and has now incorporated into it, the FDA has accepted the Work Plan. While acceptance of the Work Plan was pending, the Company, with the knowledge of the FDA, had already begun implementing certain measures set forth therein.
The consent decree requires the Company, before resuming manufacturing, to retain an independent cGMP expert to undertake a review of the Company’s facilities, policies, procedures and practices and to certify compliance with the FDA’s cGMP regulations. Based on the Company’s current schedule and progress to date, the Company anticipates it will request Lachman Consultants (“Lachman”), the Company’s independent cGMP expert, to conduct its certification review later this calendar year. Upon Lachman’s certification, if any, to the FDA that the Company is in compliance with cGMP regulations, the FDA will re-inspect the Company’s facilities and determine whether the Company’s facilities are in compliance. A successful FDA inspection is a prerequisite to the Company resuming shipment of its products.
As previously disclosed, the Company currently does not expect to resume product shipments before the third quarter of the Company’s fiscal year 2010 (which is the fourth quarter of calendar year 2009) at the earliest. In addition, the Company expects that any resumption of shipments will be limited initially to certain selected products and will be expanded incrementally thereafter. In preparation for the resumption of commercial production, the Company has begun rehiring certain employees to accommodate the production of verification batches of certain products. Such production is taking place with the FDA’s knowledge, under the oversight of Lachman and as part of the Company’s continued enhancement of its manufacturing processes and regulatory compliance, but not for commercial distribution.
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Gestiva Asset Purchase Agreement
As previously disclosed, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) dated as of January 16, 2008, by and among the Company, Cytyc Prenatal Products, Corp. and Hologic, Inc. (Cytyc Prenatal Products, Corp. and Hologic, Inc. are referred to in this report collectively as the “Seller”) to acquire the U.S. and worldwide rights to Gestiva™ (17-alpha hydroxyprogesterone caproate) upon approval of the pending New Drug Application for Gestiva (the “Gestiva NDA”) under review by the FDA. A copy of the Asset Purchase Agreement was filed as Exhibit 10(ii) to the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 26, 2008 and is incorporated herein in its entirety by reference thereto as Exhibit 10.1.
Under the terms of the Asset Purchase Agreement, the Company agreed to pay $82 million for the U.S. and worldwide rights to Gestiva. In accordance with the Asset Purchase Agreement, the Company made a $7.5 million cash payment on February 20, 2008, the initial closing date, and a $2 million cash payment in May 2008 when the Seller received an acknowledgement from the FDA that the Seller’s response to the FDA’s October 20, 2006 “approvable” letter was sufficient for the FDA to proceed with its review of the Gestiva NDA. The remaining purchase price of $72.5 million is payable on the transfer date (the “Transfer Date”), which is the date on which the U.S. and worldwide rights to Gestiva are transferred and sold to the Company.
The written Asset Purchase Agreement provides, among other things, that the obligation of the Seller to effect the transactions contemplated on the Transfer Date is subject to the satisfaction (or waiver by the Seller), at or before the Transfer Date, of certain conditions, including, among other things, (1) the delivery by the Company of the remaining purchase price of $72.5 million and (2) the approval of the Gestiva NDA by the FDA (as more fully described in the Asset Purchase Agreement). In addition, the written Asset Purchase Agreement provides that the Company and the Seller each have the right to terminate the Asset Purchase Agreement if the Transfer Date has not occurred by February 20, 2010, the second anniversary of the initial closing date (such date, the “Transfer Date Deadline”).
As previously disclosed, the Seller informed the Company in January 2009 that the FDA would not approve Gestiva until additional data and information are submitted to and accepted by the FDA, which also requires a resubmission of the Gestiva NDA. The Company currently is working with the Seller to achieve the required patient enrollment and to resubmit the Gestiva NDA in order to obtain FDA approval of the Gestiva NDA prior to the Transfer Date Deadline, i.e., February 20, 2010.
Further, in connection with the FDA’s requirement that the Gestiva NDA be resubmitted with additional data and information, the Company currently is in discussions with the Seller with the aim of amending the Asset Purchase Agreement to permit the Transfer Date to occur prior to FDA approval of the Gestiva NDA or, in the alternative, to extend the date of the Transfer Date Deadline.
Notwithstanding these efforts, the Company cannot provide any assurance (1) that patient enrollment and the resubmission of the Gestiva NDA will occur within the anticipated time schedule or that the FDA will approve the Gestiva NDA prior to the Transfer Date Deadline, or at all, (2) that the Company will be successful in amending the Asset Purchase Agreement (or, if amended, as to the terms of such amendment) or (3) that the Transfer Date will occur prior to the Transfer Date Deadline or that the Company will otherwise be able to acquire rights to Gestiva (or, if acquired, as to the terms of such acquisition).
The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which was previously filed with the SEC as noted above and is incorporated herein in its entirety by reference thereto as Exhibit 10.1.
* * * * *
Efforts to Raise Additional Capital
As previously disclosed, the Company is making significant efforts to raise additional capital by, among other things, obtaining bank loans and/or engaging in debt and/or equity financings. The Company intends to employ additional capital, if any, to meet ongoing operating costs, to refinance existing obligations (to the extent necessary and/or beneficial to the Company) and to fund the acquisition, if any, of the rights to Gestiva, as described above. The Company has retained Robert W. Baird & Co. Incorporated to advise the Company with respect to raising additional capital and is currently engaging in discussions with potential investors. However, in light of the current and evolving credit market condition, the uncertainty created by the ongoing governmental investigations and litigation, and the uncertainty with respect to when the Company will resume shipment of its products, if any, the Company cautions that it may not be able to obtain additional capital through these financing efforts on a timely basis, or at all. Even if the Company is able to obtain capital under these circumstances, the cost to the Company will likely be high.
* * * * *

Cautionary Note Regarding Forward-looking Statements
This Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (“PSLRA”) and which may be based on or include assumptions concerning the operations, future results and prospects of the Company. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could” and other expressions that indicate future events and trends.
All statements that address expectations or projections about the future, including without limitation, product development, product launches, regulatory approvals, market position, acquisitions, sale of assets, revenues, expenditures, resumption of manufacturing and distribution of products and the impact of the recall and suspension of shipments on revenues, and other financial results, are forward-looking statements.
All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the “safe harbor” provisions, the Company provides the following cautionary statements identifying important economic, political and technological factors, which among others, could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions.
Such factors include (but are not limited to) the following:
(1)	the ability to continue as a going concern;

(2)	changes in the current and future business environment, including interest rates and capital and consumer spending;

(3)	the difficulty of predicting FDA approvals, including timing, and that any period of exclusivity may not be realized;

(4)	the possibility of not obtaining FDA approvals or delay in obtaining FDA approvals;

(5)	acceptance and demand for new pharmaceutical products;

(6)	the introduction and impact of competitive products and pricing, including as a result of so-called authorized-generic drugs;

(7)	new product development and launch, including the possibility that any product launch may be delayed or that product acceptance may be less than anticipated;

(8)	reliance on key strategic alliances;

(9)	the availability of raw materials and/or products manufactured for the Company under contract manufacturing arrangements with third parties;

(10)	the regulatory environment, including regulatory agency and judicial actions and changes in applicable law or regulations;

(11)	fluctuations in revenues;

(12)	the difficulty of predicting international regulatory approvals, including timing;

(13)	the difficulty of predicting the pattern of inventory movements by the Company’s customers;

(14)	the impact of competitive response to the Company’s sales, marketing and strategic efforts, including the introduction or potential introduction of generic or competing products against products sold by the Company and its subsidiaries;

(15)	risks that the Company may not ultimately prevail in litigation, including challenges to the Company’s intellectual property rights by actual or potential competitors or to the Company’s ability to market generic products due to brand company patents and challenges to other companies’ introduction or potential introduction of generic or competing products by third parties against products sold by the Company or its subsidiaries, including without limitation the litigation and claims referred to in Note 16 of the Notes to the Consolidated Financial Statements in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 and under the heading “Certain Other Matters” in the Company’s Form 8-K filed with the SEC on April 30, 2009;

(16)	the possibility that the Company’s current estimates of the financial effect of certain announced product recalls could prove to be incorrect;

(17)	whether any product recalls or product introductions result in litigation, agency action or material damages;

(18)	the possibility that the findings of the Audit Committee inquiry referenced in the Company’s Form 10-Q for the quarter ended June 30, 2008, Form 12b-25 filed with the SEC on November 13, 2008, Form 12b-25 filed with the SEC on February 2, 2009, Form 12b-25 filed with the SEC on June 6, 2009, Form 8-K filed with the SEC on June 23, 2009, as well as certain other of the Company’s SEC filings, could have a material impact on the Company’s financial results;

(19)	the satisfaction or waiver of the other closing conditions in the previously disclosed Gestiva™ acquisition agreement;

(20)	the possibility that the auction rate securities held by the Company may not return to liquidity at their face value;

(21)	the consent decree between the Company and the FDA and the Company’s suspension of the production and shipment of substantially all of the products that the Company manufactures and the related nationwide recall affecting substantially all of the products that the Company manufactures, as well as the expected material adverse effect on the Company’s revenue, assets and liquidity and capital resources, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009, the Company’s Form 8-K filed with the SEC on February 26, 2009, the Company’s Form 8-K filed with the SEC on March 3, 2009, the Company’s Form 8-K filed with the SEC on April 30, 2009 and the Company’s Form 8-K filed with the SEC on July 24, 2009;

(22)	the series of putative class action lawsuits alleging violations of the federal securities laws by the Company and certain individuals, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009, the Company’s Form 8-K filed with the SEC on February 26, 2009, the Company’s Form 8-K filed with the SEC on April 30, 2009, as well as certain other of the Company’s SEC filings;

(23)	the possibility that insurance proceeds are insufficient to cover potential losses that may arise from litigation, including with respect to product liability or securities litigation;

(24)	the informal inquiry initiated by the SEC and any related or additional governmental investigative or enforcement proceedings, including actions by the FDA and the U.S. Department of Justice, all as more fully described in the Company’s Form 8-K filed with the SEC on January 26, 2009, the Company’s Form 8-K filed with the SEC on February 26, 2009, the Company’s Form 8-K filed with the SEC on April 30, 2009 and the Company’s Form 8-K filed with the SEC on July 24, 2009;

(25)	delays in returning, or failure to return, certain or many of the Company’s products to market, including loss of market share as a result of the suspension of shipments, and related costs;

(26)	sale or licensing of certain assets;

(27)	the ability to monetize the auction rate securities currently held by the Company, the amount of proceeds to be received from such monetization and the timing of receipt of proceeds by the Company;

(28)	the timing and ability to realize and receive expected tax refunds, the actual refund amount to be received by the Company subject to any challenges or otherwise and the timing of receipt of the refund by the Company;

(29)	the possibility that default on one type or class of the Company’s indebtedness could result in cross default under, and the acceleration of, other indebtedness of the Company;

(30)	difficulties and uncertainties with respect to obtaining additional capital, as more fully described in the Company’s Form 8-K filed with the SEC on July 24, 2009;

(31)	risks that the costs are greater than expected or that there is a material delay in reconstructing the leased facility used by Particle Dynamics Inc. that was damaged by an accidental fire, as described in the Company’s Form 8-K filed with the SEC on June 4, 2009; and

(32)	the risks detailed from time-to-time in the Company’s filings with the SEC.
This discussion is not exhaustive, but is designed to highlight important factors that may impact the Company’s forward-looking statements. The Company is under no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-looking Statements” and the risk factors that are included under the heading “Item 1A—Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2008, as supplemented by the Company’s subsequent SEC filings.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed pursuant to Item 8.01:

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of January 16, 2008, by and among the Company, Cytyc Prenatal Products, Corp. and Hologic, Inc. (incorporated herein by reference to Exhibit 10(ii) to the Company’s Annual Report on Form 10-K filed with the SEC on June 26, 2008).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
K-V Pharmaceutical Company

By:	/s/ David A. Van Vliet David A. Van Vliet Interim President and Interim Chief Executive Officer
Date: September 2, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of January 16, 2008, by and among the Company, Cytyc Prenatal Products, Corp. and Hologic, Inc. (incorporated herein by reference to Exhibit 10(ii) to the Company’s Annual Report on Form 10-K filed with the SEC on June 26, 2008).